EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ Roy E. Lowrance
________________________
Roy E. Lowrance
Director

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ Benjamin A. Currier
________________________
Benjamin A. Currier
Director

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ Elaine Rigolosi
________________________
Elaine Rigolosi
Director

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ John W. Remshard
________________________
John W. Remshard
Director

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ Kenneth R. Rossano
________________________
Kenneth R. Rossano
Director

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ Leslie Hudson
________________________
Leslie Hudson
Director

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2008, hereby appoints Roy H. Bubbs, Michael J. Shea, Mark C. Rosenblum, and each of them singly, his or her attorneys in fact, and hereby grants to him, for and in his or her name as such Director, full power and authority as his or her agent or agents and in his or her place and stead:

1. to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2. to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED:  March 16, 2009
  /s/ Quentin J. Kennedy
________________________
Quentin J. Kennedy
Director